UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset values (NAV) per share at that date were $13.47, $12.75, $12.69 and $13.92 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Realty Income Fund—Class A	2.85%	17.03%
Cohen & Steers Realty Income Fund—Class B	2.54%	16.38%
Cohen & Steers Realty Income Fund—Class C	2.53%	16.35%
Cohen & Steers Realty Income Fund—Class I	3.03%	17.49%
FTSE NAREIT Equity REIT Index[a]	2.74%	18.06%
S&P 500 Index[a]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

U.S. real estate securities had strong absolute performance in 2012 and outperformed the wider equity market for the fourth consecutive year. REITs continued to benefit from modest demand growth and scant new supply creation within a slowly recovering domestic economy. These fundamentals generally allowed for increases in rents that contributed to rising cash flows for landlords. And as the Federal Reserve kept interest rates low while expanding the monetary base, REITs' funding costs declined across the quality spectrum, resulting in improved balance sheets and greater access to capital. In this environment, a number of real estate companies were able to make accretive property acquisitions.

Performance was positive for all property types, led by industrial (total return of 31.3% in the indexb), regional mall (28.2%) and shopping center (25.0%) owners. These sectors benefited from strong demand from retailers as consumer spending improved, aided by early signs of a recovery in the housing market. Within the industrial sector, Prologis was a standout, rebounding sharply from a decline in 2011. The company reported solid revenue growth due to occupancy gains, including surprising resiliency in its European assets.

Simon Property Group was a leader among regional mall companies, as it continued to exhibit solid leasing execution. Simon also remained active on the deal front, including taking a 29% stake in Klépierre, a French retail landlord. The company quickly funded the $3 billion transaction through a capital raising via issuance of equity and unsecured debt. General Growth Properties was another strong performer, lifted by speculation that the mall operator could be an acquisition candidate.

The office sector (14.2%) was restrained by a softer demand outlook, particularly in Washington, D.C., and New York, which were overshadowed by uncertainty in the government and financial sectors, respectively. These worries also weighed on Vornado Realty Trust in the diversified property sector (12.2%), as the company owns offices in both markets.

The apartment group (6.9%) underperformed after a strong run in recent years, as investors took profits in anticipation that an improving housing market could lessen the demand for rental units. Despite these concerns, operating fundamentals for apartments continued at a solid pace, as continued job growth and climbing rent and occupancy levels drove strong revenue growth.

In apartment news, Equity Residential and AvalonBay Communities announced in November that they would purchase apartment building owner Archstone in a $16.3 billion transaction. Expectations of an IPO by Archstone had weighed on the apartment sector. The deal removed this concern, but introduced a new overhang from the $3.8 billion in equity the companies will issue as part of the acquisition. Taking a long-term view, we believe the transaction will prove beneficial for both acquirers.

Fund performance

The Fund had a positive total return for the year but underperformed its benchmark. Our overweight in the apartment sector detracted from relative performance. Our underweight in health care property companies (20.4% total return in the index) also hindered relative performance, although favorable

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY INCOME FUND, INC.

stock selection in the sector partly offset the effect. Favorable stock selection in the office, shopping center, self storage (19.9%) and industrial sectors aided performance.

Investment Outlook

U.S. REITs continue to exhibit strong access to capital, and have been using this access to issue equity and debt at historically low rates. We believe the combination of continued low financing costs and very limited new supply will enable companies to see continued cash flow growth, as long as the economy remains on its path of modest expansion. In our view, slow but steady advances in GDP can prevail in 2013; however, with the tax-related portion of the "fiscal cliff" having been settled for now, federal spending negotiations will be a source of uncertainty and we are closely monitoring developments.

With most U.S. REITs trading near parity to net asset values, our focus is on companies with valuations that, in our view, do not reflect their strong cash flow growth potential. Among property sectors, we continue to like Class A malls, self-storage, well-positioned industrial assets and offices on the West Coast. We have also added incrementally to companies that we believe are likely to benefit from the housing recovery and potential cap-rate compression. Furthermore, we retain a favorable outlook on apartment REITs, as we believe that new-home construction will not be strong enough to absorb increasing demand for rental units, provided that job creation and household formation continue to improve.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2012

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	11.77%[b]	11.38%[c]	15.35%[e]	—
1 Year (without sales charge)	17.03%	16.38%	16.35%	17.49%
5 Years (with sales charge)	5.69%[b]	5.69%[d]	6.00%	—
5 Years (without sales charge)	6.67%	6.01%	6.00%	7.06%
10 Years (with sales charge)	9.53%[b]	9.33%	9.33%	—
10 Years (without sales charge)	10.03%	9.33%	9.33%	10.42%
Since Inception[f] (with sales charge)	8.67%[b]	7.83%	7.86%	—
Since Inception[f] (without sales charge)	9.00%	7.83%	7.86%	9.31%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized expense ratio for each class of shares as disclosed in the May 1, 2012 prospectuses was as follows: Class A—1.30%; Class B and Class C—1.95% and Class I—1.02%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Class A
Actual (2.85% return)	$1,000.00	$1,028.50	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.29
Class B
Actual (2.54% return)	$1,000.00	$1,025.40	$9.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.58
Class C
Actual (2.53% return)	$1,000.00	$1,025.30	$9.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.58
Class I
Actual (3.03% return)	$1,000.00	$1,030.30	$5.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$4.98

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.24%, 1.89%, 1.89% and 0.98%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

December 31, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$124,170,052	11.7
Vornado Realty Trust	57,387,090	5.4
Ventas	52,997,331	5.0
Prologis	50,288,000	4.7
HCP	49,770,198	4.7
Equity Residential	44,754,963	4.2
Public Storage	39,665,260	3.7
Apartment Investment & Management Co.	27,167,482	2.6
Essex Property Trust	25,522,379	2.4
Regency Centers Corp.	24,861,737	2.3

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	97.1%
DIVERSIFIED	7.6%
American Assets Trust		364,955	$10,193,193
Colony Financial		262,576	5,120,232
Forest City Enterprises, Class Aa		462,016	7,461,558
Vornado Realty Trust		716,622	57,387,090
			80,162,073
HEALTH CARE	10.8%
HCP		1,101,598	49,770,198
Senior Housing Properties Trust		485,500	11,477,220
Ventas		818,871	52,997,331
			114,244,749
HOTEL	7.6%
Chesapeake Lodging Trust		259,459	5,417,504
Hersha Hospitality Trust		2,236,867	11,184,335
Host Hotels & Resorts		888,887	13,928,859
Hyatt Hotels Corp., Class Aa		419,075	16,163,723
Orient-Express Hotels Ltd., Class A (Bermuda)[a]		347,818	4,065,993
Pebblebrook Hotel Trust		492,574	11,378,459
Starwood Hotels & Resorts Worldwide		148,307	8,506,890
Strategic Hotels & Resorts Worldwide[a]		1,501,458	9,609,331
			80,255,094
INDUSTRIALS	6.0%
First Industrial Realty Trust[a]		217,974	3,069,074
Prologis		1,378,131	50,288,000
STAG Industrial		578,898	10,402,797
			63,759,871

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
OFFICE	13.5%
Alexandria Real Estate Equities		89,083	$6,175,233
BioMed Realty Trust		288,094	5,568,857
Boston Properties		197,526	20,900,226
Brookfield Office Properties (Canada)		471,496	8,020,147
Corporate Office Properties Trust		497,961	12,439,066
Douglas Emmett		654,859	15,258,215
Highwoods Properties		455,544	15,237,947
Hudson Pacific Properties		512,755	10,798,620
Liberty Property Trust		254,534	9,104,681
Mack-Cali Realty Corp.		302,402	7,895,716
Parkway Properties		574,800	8,041,452
SL Green Realty Corp.		307,966	23,605,594
			143,045,754
RESIDENTIAL—APARTMENT	16.4%
Apartment Investment & Management Co.		1,003,972	27,167,482
Associated Estates Realty Corp.		351,530	5,666,664
AvalonBay Communities		116,502	15,796,506
Colonial Properties Trust		730,100	15,602,237
Education Realty Trust		960,190	10,216,422
Equity Residential		789,747	44,754,963
Essex Property Trust		174,036	25,522,379
Home Properties		207,662	12,731,757
Mid-America Apartment Communities		247,076	15,998,171
			173,456,581
SELF STORAGE	7.0%
CubeSmart		924,027	13,463,073
Extra Space Storage		288,900	10,513,071
Public Storage		273,629	39,665,260
Sovran Self Storage		166,184	10,320,027
			73,961,431

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHOPPING CENTERS	26.0%
COMMUNITY CENTER	10.2%
Acadia Realty Trust		314,695	$7,892,551
DDR Corp.		1,046,100	16,381,926
Federal Realty Investment Trust		195,461	20,331,853
Kimco Realty Corp.		1,223,809	23,643,990
Ramco-Gershenson Properties Trust		591,535	7,873,331
Regency Centers Corp.		527,626	24,861,737
Tanger Factory Outlet Centers		213,392	7,298,006
			108,283,394
REGIONAL MALL	15.8%
General Growth Properties		1,048,138	20,805,539
Glimcher Realty Trust		1,078,959	11,965,655
Simon Property Group		785,439	124,170,052
Taubman Centers		135,200	10,642,944
			167,584,190
TOTAL SHOPPING CENTERS			275,867,584
SPECIALTY	2.2%
Digital Realty Trust		257,197	17,461,104
DuPont Fabros Technology		247,592	5,981,823
			23,442,927
TOTAL COMMON STOCK (Identified cost—$811,075,720)			1,028,196,064
PREFERRED SECURITIES—$25 PAR VALUE—REAL ESTATE	0.8%
DIVERSIFIED	0.1%
Forest City Enterprises, 7.375%, due 2/1/34		60,000	1,461,600
HOTEL	0.2%
Pebblebrook Hotel Trust, 7.875%, Series A		60,000	1,554,600
SHOPPING CENTERS—REGIONAL MALL	0.5%
Pennsylvania REIT, 8.25%, Series A		200,000	5,256,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$7,789,762)			8,272,200

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		11,400,000	$11,400,000
Federated Government Obligations Fund, 0.01%[b]		11,400,000	11,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$22,800,000)			22,800,000
TOTAL INVESTMENTS (Identified cost—$841,665,482)	100.1%		1,059,268,264
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)		(555,857)
NET ASSETS	100.0%		$1,058,712,407

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$841,665,482)	$1,059,268,264
Cash	77,207
Receivable for:
Dividends	3,507,628
Fund shares sold	2,447,931
Investment securities sold	79,616
Other assets	30,400
Total Assets	1,065,411,046
LIABILITIES:
Payable for:
Investment securities purchased	4,175,127
Fund shares redeemed	1,485,484
Investment advisory fees	662,056
Shareholder servicing fees	92,516
Distribution fees	28,272
Administration fees	17,655
Directors' fees	4,459
Other liabilities	233,070
Total Liabilities	6,698,639
NET ASSETS	$1,058,712,407
NET ASSETS consist of:
Paid-in capital	$860,975,779
Accumulated undistributed net investment income	2,442,468
Accumulated net realized loss	(22,308,622)
Net unrealized appreciation	217,602,782
$1,058,712,407

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2012

CLASS A SHARES:
NET ASSETS	$292,483,694
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,707,086
Net asset value and redemption price per share	$13.47
Maximum offering price per share ($13.47 ÷ 0.955)[a]	$14.10
CLASS B SHARES:
NET ASSETS	$2,457,024
Shares issued and outstanding ($0.001 par value common stock outstanding)	192,730
Net asset value and offering price per share[b]	$12.75
CLASS C SHARES:
NET ASSETS	$245,923,395
Shares issued and outstanding ($0.001 par value common stock outstanding)	19,382,145
Net asset value and offering price per share[b]	$12.69
CLASS I SHARES:
NET ASSETS	$517,848,294
Shares issued and outstanding ($0.001 par value common stock outstanding)	37,200,366
Net asset value, offering and redemption price per share	$13.92

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $65,086 of foreign withholding tax)	$21,423,066
Expenses:
Investment advisory fees	7,311,443
Distribution fees—Class A	698,647
Distribution fees—Class B	36,433
Distribution fees—Class C	1,817,312
Shareholder servicing fees—Class A	279,459
Shareholder servicing fees—Class B	12,144
Shareholder servicing fees—Class C	605,771
Shareholder servicing fees—Class I	303,108
Administration fees	398,847
Transfer agent fees and expenses	378,384
Registration and filing fees	168,615
Shareholder reporting expenses	154,440
Professional fees	118,460
Custodian fees and expenses	93,712
Directors' fees and expenses	67,726
Line of credit fees	18,911
Miscellaneous	50,665
Total Expenses	12,514,077
Net Investment Income	8,908,989
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	58,117,299
Options	84,593
Net realized gain	58,201,892
Net change in unrealized appreciation on investments	68,049,312
Net realized and unrealized gain	126,251,204
Net Increase in Net Assets Resulting from Operations	$135,160,193

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$8,908,989	$3,417,606
Net realized gain	58,201,892	25,163,014
Net change in unrealized appreciation (depreciation)	68,049,312	(340,593)
Net increase in net assets resulting from operations	135,160,193	28,240,027
Dividends and distributions to Shareholders from:
Net investment income:
Class A	(2,826,328)	(4,131,475)
Class B	(20,418)	(129,020)
Class C	(1,080,175)	(2,774,241)
Class I	(6,468,338)	(2,245,611)
Net realized gain:
Class A	(2,097,888)	—
Class B	(18,626)	—
Class C	(1,873,193)	—
Class I	(3,595,241)	—
Total dividends and distributions to shareholders	(17,980,207)	(9,280,347)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	340,001,204	60,658,091
Total increase in net assets	457,181,190	79,617,771
Net Assets:
Beginning of year	601,531,217	521,913,446
End of year[a]	$1,058,712,407	$601,531,217

a  Includes accumulated undistributed net investment income of $2,442,468 and $1,115,135, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.71	$11.24	$9.07	$6.87	$11.18
Income from investment operations:
Net investment income[a]	0.12	0.10 [b]	0.10	0.15	0.22
Net realized and unrealized gain (loss)	1.87	0.57	2.29	2.31	(4.15)
Total from investment operations	1.99	0.67	2.39	2.46	(3.93)
Less dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.20)	(0.22)	(0.20)	(0.23)
Net realized gain	(0.10)	—	—	—	—
Tax return of capital	—	—	—	(0.06)	(0.15)
Total dividends and distributions to shareholders	(0.23)	(0.20)	(0.22)	(0.26)	(0.38)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.76	0.47	2.17	2.20	(4.31)
Net asset value, end of year	$13.47	$11.71	$11.24	$9.07	$6.87
Total investment return[d,e]	17.03%	6.08%	26.63%	37.43%	–36.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$292.5	$241.6	$202.4	$161.4	$126.0
Ratio of expenses to average daily net assets	1.25%[f]	1.30%[f]	1.32%[f]	1.39%[f]	1.32%
Ratio of net investment income to average daily net assets	0.93%[f]	0.82%[f]	0.97%[f]	2.19%	2.17%
Portfolio turnover rate	86%	74%	102%	119%	92%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.07	$10.63	$8.57	$6.51	$10.61
Income from investment operations:
Net investment income (loss)[a]	0.00 [b]	(0.01)[c]	0.02	0.09	0.14
Net realized and unrealized gain (loss)	1.81	0.57	2.19	2.18	(3.92)
Total from investment operations	1.81	0.56	2.21	2.27	(3.78)
Less dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.12)	(0.15)	(0.15)	(0.17)
Net realized gain	(0.10)	—	—	—	—
Tax return of capital	—	—	—	(0.06)	(0.15)
Total dividends and distributions to shareholders	(0.13)	(0.12)	(0.15)	(0.21)	(0.32)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.68	0.44	2.06	2.06	(4.10)
Net asset value, end of year	$12.75	$11.07	$10.63	$8.57	$6.51
Total investment return[d,e]	16.38%	5.29%	26.03%	36.45%	–36.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.5	$7.6	$23.2	$32.5	$41.2
Ratio of expenses to average daily net assets	1.90%[f]	1.95%[f]	1.97%[f]	2.04%[f]	1.97%
Ratio of net investment income (loss) to average daily net assets	0.01%[f]	(0.12)%[f]	0.19%[f]	1.48%	1.39%
Portfolio turnover rate	86%	74%	102%	119%	92%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  16.9% of gross income was attributable to dividends paid by Simon Property Group.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.04	$10.61	$8.57	$6.51	$10.61
Income from investment operations:
Net investment income[a]	0.02	0.01 [b]	0.03	0.09	0.14
Net realized and unrealized gain (loss)	1.78	0.56	2.17	2.19	(3.93)
Total from investment operations	1.80	0.57	2.20	2.28	(3.79)
Less dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.14)	(0.16)	(0.16)	(0.16)
Net realized gain	(0.10)	—	—	—	—
Tax return of capital	—	—	—	(0.06)	(0.15)
Total dividends and distributions to shareholders	(0.15)	(0.14)	(0.16)	(0.22)	(0.31)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.65	0.43	2.04	2.06	(4.10)
Net asset value, end of year	$12.69	$11.04	$10.61	$8.57	$6.51
Total investment return[d,e]	16.35%	5.39%	25.89%	36.48%	–36.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$245.9	$223.6	$210.3	$164.1	$141.1
Ratio of expenses to average daily net assets	1.90%[f]	1.95%[f]	1.97%[f]	2.04%[f]	1.97%
Ratio of net investment income to average daily net assets	0.20%[f]	0.09%[f]	0.26%[f]	1.45%	1.44%
Portfolio turnover rate	86%	74%	102%	119%	92%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.08	$11.59	$9.34	$7.07	$11.49
Income from investment operations:
Net investment income[a]	0.17	0.15 [b]	0.15	0.18	0.27
Net realized and unrealized gain (loss)	1.93	0.59	2.36	2.37	(4.27)
Total from investment operations	2.10	0.74	2.51	2.55	(4.00)
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.25)	(0.26)	(0.22)	(0.27)
Net realized gain	(0.10)	—	—	—	—
Tax return of capital	—	—	—	(0.06)	(0.15)
Total dividends and distributions to shareholders	(0.26)	(0.25)	(0.26)	(0.28)	(0.42)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.84	0.49	2.25	2.27	(4.42)
Net asset value, end of year	$13.92	$12.08	$11.59	$9.34	$7.07
Total investment return[d]	17.49%	6.44%	27.15%	37.81%	–35.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$517.8	$128.7	$86.0	$58.6	$48.5
Ratio of expenses to average daily net assets	0.97%[e]	0.95%[e]	0.97%[e]	1.04%[e]	0.97%
Ratio of net investment income to average daily net assets	1.30%[e]	1.26%[e]	1.42%[e]	2.59%	2.56%
Portfolio turnover rate	86%	74%	102%	119%	92%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale price, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the year ended December 31, 2012.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$1,028,196,064	$1,028,196,064	$—	$—
Preferred Securities—$25 Par Value	8,272,200	8,272,200	—	—
Money Market Funds	22,800,000	—	22,800,000	—
Total Investments[a]	$1,059,268,264	$1,036,468,264	$22,800,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2012, a portion of the dividends has been reclassified to distributions of net realized capital gains.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2012, the Fund paid the advisor $194,972 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2012, the Fund has been advised that the distributor received $51,825 in sales commissions from the sale of Class A shares and $1,681 and $20,458 of CDSC relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on Class B and Class C

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

shares are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $13,494 for the year ended December 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $1,150,443,882 and $820,111,218, respectively.

Transactions in written options during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	—	$—
Options written	1,614	229,009
Options expired	(918)	(84,593)
Options exercised	(696)	(144,416)
Options outstanding at December 31, 2012	—	$—

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the year ended December 31, 2012, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2012 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation
Equity contracts	Net Realized and Unrealized Gain	$84,593	—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2012	2011
Ordinary income	$10,395,259	$9,280,347
Long-term capital gain	7,584,948	—
Total dividends and distributions	$17,980,207	$9,280,347

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$863,974,107
Gross unrealized appreciation	$196,649,864
Gross unrealized depreciation	(1,355,707)
Net unrealized appreciation	$195,294,157

During the year ended December 31, 2012, the Fund utilized net capital loss carryforwards of $48,648,964.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund distributions and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $2,910,328, accumulated net realized loss was credited $96,725 and accumulated undistributed net investment income was credited $2,813,603. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS A:
Sold	8,140,399	$105,170,792	9,973,588	$116,934,090
Issued as reinvestment of dividends	313,941	4,121,678	298,356	3,361,023
Redeemed	(7,386,882)	(95,346,770)	(7,638,262)	(87,791,211)
Redemption fees retained by the Fund[a]	—	—	—	1,961
Net increase	1,067,458	$13,945,700	2,633,682	$32,505,863
CLASS B:
Sold	531	$6,617	4,516	$45,723
Issued as reinvestment of dividends	2,189	27,207	7,853	84,474
Redeemed	(496,145)	(6,041,626)	(1,508,384)	(16,913,855)
Redemption fees retained by the Fund[a]	—	—	—	210
Net decrease	(493,425)	$(6,007,802)	(1,496,015)	$(16,783,448)
CLASS C:
Sold	3,362,074	$41,119,554	4,432,341	$49,126,481
Issued as reinvestment of dividends	123,154	1,523,794	131,510	1,392,638
Redeemed	(4,357,898)	(53,071,978)	(4,127,785)	(45,235,120)
Redemption fees retained by the Fund[a]	—	—	—	2,031
Net increase (decrease)	(872,670)	$(10,428,630)	436,066	$5,286,030

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS I:
Sold	38,983,125	$512,341,113	6,543,597	$78,586,269
Issued as reinvestment of dividends	690,135	9,351,521	136,350	1,581,929
Redeemed	(13,124,597)	(179,200,698)	(3,454,961)	(40,519,391)
Redemption fees retained by the Fund[a]	—	—	—	839
Net increase	26,548,663	$342,491,936	3,224,986	$39,649,646

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 7. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the year ended December 31, 2012, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $395,344. Additionally, 1.1% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $7,584,948 at the 15% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Thomas N. Bohjalian Age: 47	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006
Yigal Jhirad Age: 48	Vice President

Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.

Since 2007
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSEIX
Class  B—CSBIX
Class  C—CSCIX
Class  I—CSDIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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CSEIXAR

Annual Report December 31, 2012

Cohen & Steers Realty Income Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$48,410	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,200	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011
Registrant	$6,200	$6,000
Investment Advisor	$15,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2013